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                                                                      EXHIBIT 11

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                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions 'Financial Highlights' and 'General Information--Independent Auditors' and to the use of our report dated December 11, 1996, in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-49354) and under the Investment Company Act of 1940 (File No. 811-6725) of Merrill Lynch Consults International Portfolio.

                                               ERNST & YOUNG LLP

Princeton, New Jersey

February 19, 1997